LOAN AND SECURITY AGREEMENT


     This Loan and Security Agreement (this "Agreement") is made and entered into in Salt Lake City, Utah, this 24th day of December, 2002, by and between KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender"), and SECURITY NATIONAL FINANCIAL CORPORATION, a Utah corporation ("Borrower"). Borrower and Lender are sometimes referred to herein, collectively, as the "Parties."

     In consideration of the mutual covenants and agreements contained herein, the Parties agree as follows:

     1. Term Loan. Subject to all of the terms and conditions contained in this Agreement, Lender agrees to make a loan (the "Loan") to Borrower in the principal amount of NINE MILLION AND NO/100 DOLLARS ($9,000,000). The Loan is a non-revolving line of credit that will be fully disbursed at the time of closing. In connection herewith, and as further evidence of the Loan, Borrower, as maker, shall execute and deliver to Lender, as payee, a promissory note (the "Promissory Note") for the amount of Loan, which Promissory Note shall be in form and content satisfactory to Lender. All sums advanced on the Loan pursuant to the terms of this Agreement shall be deemed advances or disbursements of principal under the Promissory Note.

     2. Commercial Purpose of Loan. The purpose of the Loan is to provide funds for the acquisition by Borrower or one or more of its subsidiaries of the capital stock in, or the book of insurance business, of Gulf National Life. No other use of the proceeds of this Promissory Note shall be made without Lender's prior written consent.

     3. Interest; Default Interest. All sums advanced or disbursed pursuant to this Agreement and the Promissory Note shall bear interest form the date hereof until paid in full, both before and after judgment, at a variable or floating rate equal to the sum of an index and a margin (the sum of which is the "Effective Rate") where the index is the Prime Rate and the margin is a minus twenty-eight (28) basis points (i.e., - .28%) per annum. Adjustments to the Effective Rate shall be made on and as of the same day that changes occur to the Prime Rate. As used herein, "Prime Rate" means the percentage rate of interest designated from time to time by Lender as its "prime" or base lending rate. The Prime Rate is based on certain factors which Lender selects from time to time, such as the prime or base lending rates of other financial institutions. The Prime Rate is an index used by Lender to establish the effective interest rate for variable-rate loans made by it which use that term as an index. Prime Rate does not necessarily mean the lowest or best rate at which Lender may make loans or extend credit. Interest will be calculated on the basis of a 360-day year and charged for the actual number of days elapsed. Upon the occurrence of an Event of Default (as hereinafter defined) and during the continuance thereof, the margin used to compute the Effective Rate shall, at Lender's sole option and without prior notice to Borrower, immediately increase by an additional four hundred (400) basis points (i.e., 4%) and shall continue at such rate, both before and after judgment, until the Loan and the Promissory Note have been repaid in full and all of Borrower's other obligations to Lender thereunder have been fully paid and discharged.

     4.Payments. Borrower shall make payments in the amounts, at the times, and in the manner set forth in the Promissory Note. The Parties contemplate that Borrower will enter into an interest rate hedge, derivative, or "swap" agreement with Lender or an affiliate of Lender in connection with the Loan, upon terms and conditions as may be mutually satisfactory to them. If Borrower and Lender enter into such interest rate hedge, derivative, or swap agreement, the monthly payment amount due under the Promissory Note shall be adjusted in accordance with a schedule or exhibit or be attached thereto.

     5. Late Charges. If any payment is not paid within five (5) days after it's scheduled payment date, Borrower agrees to pay a late charge equal to the greater of $50 or five percent (5%) of the amount of the delinquent payment. The late charge is intended to cover, in part, the extra expense of Lender in handling such delinquent payment and loss opportunity costs. Borrower acknowledges that it would be impractical for the Parties to determine the exact amount of damages Lender will incur if a payment is delinquent, and that the amount set forth in this Paragraph 5 is a good faith estimate of, and shall be presumed to be, the amount of damages that will be sustained by Lender as a result of a delinquent payment. Nothing herein shall be construed to waive any other right or remedy Lender may have with respect to a delinquent payment.

     6. Loan Fees and Other Expenses. Borrower agrees to pay to Lender a loan or commitment fee in the amount of $9,000.00 upon execution of this Agreement. Such loan or commitment fee shall be deemed fully earned and non-refundable. In addition, Borrower agrees to pay or reimburse Lender for all of Lender's costs and expenses incurred by Lender in connection with the transaction contemplated herein, including without limitation filing fees and reasonable attorney's fees and expenses. Such costs and expenses shall be due and payable upon execution of this Agreement, or if incurred thereafter, upon demand by Lender.

     7. Collateral. The obligations, undertakings, liabilities and indebtedness of Borrower with respect to the Loan or in any manner arising under this Agreement, the Promissory Note, the other Loan Documents (as hereinafter defined), and any obligation or liability that Borrower may now or hereafter owe to Lender in connection with or arising from any interest rate hedge, derivative, or "swap" agreement made with respect to the Loan, including without limitation obligations which may arise pursuant to any "ISDA Master Agreement" and any schedules thereto, whether presently existing or hereafter arising or entered into, and any early termination fees (collectively, the "Obligation") shall be secured by, and Borrower hereby assigns, transfers, and conveys to Lender, and grants Lender a security interest in and to, the following (collectively, the "Collateral"):

          (a) All of the  issued and  outstanding  capital  stock (the  "Pledged
     Stock") of Security National Life Insurance Company, a Utah corporation ("SNLIC"), a wholly owned subsidiary of Borrower. Without limiting the foregoing, Lender shall have a security interest in that certain stock certificate Number 1 representing 15,000 shares of common stock in SNLIC (the "Pledged Stock Certificate")

          (b) All shares and associated rights and interests resulting or derived from the Pledged Stock, including without limitation stock issued in connection with forward and reverse stock splits, stock dividends, warrants, stock appreciation rights, and stock and other consideration or distributions received with respect to or on account of Pledged Stock in any merger, consolidation, reorganization, recapitalization, or similar transaction.

          (c) All dividends and distributions, whether in cash or kind, made with respect to, or on account of, the Pledged Stock.

          (d) All products and proceeds from any of the foregoing.

     Borrower shall execute and deliver to Lender, or shall cause to be executed and delivered to Lender, such assignments, security agreements, UCC financing statements (including continuation statements and amendments), pledges, hypothecations, consents, acknowledgments, and other documents and instruments, and shall take such other action, as Lender may request to further effect or perfect its security interest in the Collateral. Such documents, together with this Agreement, the Promissory Note, and the Guaranty (as hereinafter defined) are referred to as the "Loan Documents". Borrower agrees that the Pledged Stock, together with any additional stock that may be issued with respect thereto or issued in conversion or exchange thereof, shall be delivered to and held by Lender or its nominee at all times, and agrees to take all necessary action to effect such delivery. Notwithstanding the foregoing, the Parties acknowledge that Lender is currently holding the Pledge Stock Certificate in its possession pursuant to a "Commercial Pledge and Security Agreement" dated December 8, 1998 (the "Pledge Agreement"), and is holding the same as security for certain other loans and extensions of credit made by Lender to Borrower. The Parties agree that the term "Indebtedness" as used in the Pledge Agreement shall include, without limitation, the Obligations, and that the Pledge Agreement constitutes one of the Loan Documents.

     8. Guarantor. The Obligation of Borrower to Lender shall be absolutely and unconditionally guaranteed by SECURITY NATIONAL LIFE INSURANCE COMPANY, a Utah corporation ("Guarantor"), using a form of guaranty agreement satisfactory to Lender (the "Guaranty").

     9. Conditions Precedent. Lender shall not be required to make any disbursement on the Loan or under the Promissory

Note unless and until the following conditions have been, and continue to be, met to the satisfaction of the Lender:

          (a) This Agreement, the Promissory Note, the Guaranty, and any other Loan Documents required by Lender shall have been duly executed by the parties thereto, acknowledged (if required), and delivered to Lender, and the same shall be in full force and effect.

          (b) Borrower shall have provided evidence satisfactory to Lender that Borrower and any other person signing any Loan Document (other than Lender) have the authority to do so.

          (c) The representations and warranties contained in this Agreement and the other Loan Documents executed by Borrower (including without limitation the Pledge Agreement) shall be true and correct in all material respects.

          (d) The security interest of Lender in and to the Collateral shall be valid, perfected, in full force and effect, and shall constitute a first lien position senior in interest and right to all other liens, claims, and encumbrances.

          (e) No Event of Default shall have occurred and be continuing, and no condition shall exist or event shall have occurred which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

     Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, the foregoing conditions are solely for the benefit and protection of Lender. Lender may, in its sole discretion, waive or defer the performance of any condition on one or more occasions. Any such waiver or deferral shall not establish a course of dealings or otherwise obligate Lender to waiver or defer any condition on other occasions.

     10. Representations and Warranties. In order to induce Lender to enter into this Agreement and to make the Loan, Borrower represents and warrants to Lender as follows:

          (a) Borrower is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Utah with the power to own its assets and to transact business in Utah, and in such other states where its business is conducted and it is required to be registered or otherwise qualified to transact business.

          (b) Borrower has all requisite authority and power to execute and deliver this Agreement, the Promissory Note, and any other Loan Document to which it is a party, and to perform its obligations thereunder and any condition or obligation imposed under the terms thereof.

          (c) The execution, delivery and performance by Borrower of this Agreement, the Promissory Note, and other Loan Document, and each document incident hereto will not violate any provision of any applicable law, regulation, order, judgment, decree, article of incorporation, by-law, indenture, contract, agreement, or other undertaking to which Borrower is a party, or which purports to be binding on Borrower or its assets and will not result in the creation or imposition of a lien on any of its assets, other than the security interest granted to Lender and the Permitted Encumbrances.


          (d) There is no action, suit, investigation, or proceeding pending or, to the knowledge of Borrower, threatened, against or affecting Borrower or any of its assets which, if adversely determined, would have a material adverse affect on the financial condition of Borrower or the operation of its business.

          (e) Any financial statements which have heretofore been provided to Lender by Borrower or at Borrower's request, are correct and complete in all material respects, and truly, fairly, and accurately represent the financial position of Borrower as of the date of such financial statements. Since the date of such statements there have been no material adverse changes

          (f) No information or report furnished by Borrower to Lender in connection with its request or application for the Loan or in the negotiation of this Agreement or any other Loan Document contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

          (g) Borrower has (1) filed all applicable federal, state, and local tax returns or other statements required to be filed in connection with its business, including those for income taxes, sales taxes, property taxes, payroll taxes, payroll withholding amounts, FICA contributions, and similar items; (2) maintained appropriate reserves for the accrual of the same; and
     (3) paid when due all such taxes, or sums or assessments made in connection therewith. Provided, however, that (until distraint, foreclosure, sale, or similar proceedings have been commenced) nothing herein will require Borrower to pay any sum or assessment, the validity of which is being contested in good faith by proceedings diligently pursued and as to which adequate reserves have been made.

          (h) Lender's security interest in the Collateral is in a first lien position senior in right and title to all other liens, claims, and encumbrances of any kind.

          (i) Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carry margin stock in violation of Regulation U.

          (j) As used in this Agreement, "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, together with all regulations issued pursuant thereto; "ERISA Affiliate" means each trade or business (whether or not incorporated) which, together with Borrower, will be treated as a single employer under ERISA; "Plan" means any plan defined in
     Section 4021(a) of the Internal Revenue Code or in respect of which Borrower is an "employer" or a "substantial employer" as said terms are defined in ERISA; and "Prohibited Transaction" means any transaction described in Section 406 of ERISA which is not otherwise exempt and any transaction described in Section 4975(c) of the Internal Revenue Code which is not otherwise exempt. Except as has been disclosed to Lender in writing on or before the date hereof, neither Borrower nor any of its ERISA Affiliates nor any Plan is in material violation of any provision of ERISA or any other applicable state or federal law, including the requirements of the Internal Revenue Code; no Prohibited Transaction or reportable event has occurred with respect to any Plan; no notice of intent to terminate a Plan has been filed within the twenty-four (24) month period preceding the date hereof nor has any Plan been terminated under Section 4041(c) of ERISA since September 2, 1974; no proceeding has been instituted by the Pension Benefit Guaranty Corporation ("PBGC") to terminate or appoint a trustee to administer a Plan; and to the best of Borrower's knowledge, no event has occurred or condition exists which might constitute grounds for the termination of or appointment of a trustee to administer any Plan; each Plan meets the minimum funding requirements of Internal Revenue Code
     Section 412 and no waiver from the minimum funding requirement has been applied for or approved; and neither Borrower nor any ERISA Affiliate has incurred or expects to incur any withdrawal liability to any multi-employer Plan within the meaning of Section 4001(a)(3) of ERISA.

          (k) The Pledged Stock Certificate represents all of the issued and outstanding capital stock of SNLIC. The Pledged Stock has been duly authorized, validly issued, fully paid and is non-assessable. There is no agreement or arrangement restricting the transfer of the Pledged Stock or the transfer of any other Collateral. SNLIC is not a party to any document, option, warrant, or other agreement, however designated, pertaining to the issuance of any additional capital stock in SNLIC.

     11. Affirmative Covenants. So long as any of the Obligation remains unpaid, Borrower covenants and agrees that, except with the prior written consent of Lender, it shall do the following:

          (a) Borrower shall furnish to Lender such financial statements as Lender may from time to time reasonably request. Without limiting the foregoing, Borrower shall, at a minimum, provide the following financial information to Lender:

               (i) within 120 days after the end of each fiscal year, copies of Borrower's audited financial statements, including all notes thereto and the opinion of Borrower's independent auditors.;

               (ii) within 45 days after the end of each fiscal quarter, copies of Borrower's internally prepared financial statements, including balance sheet and income statement; and

               (iii) annually, within 30 days after filing, copies of Borrower's federal income tax returns (or requests for filing extensions, if applicable), including all schedules and exhibits thereto.

          (b) Borrower shall promptly notify Lender in writing of any Event of Default under the terms hereof, or the existence of any condition or the occurrence of any event which, with the giving of notice of the lapse of time or both, would constitute an Event of Default, or of any litigation, proceeding, or development which may have a material adverse effect on Borrower's ability to perform under the terms of this Agreement. Such notice shall include a description of the matter requiring the notice to be given and the actions that Borrower intends to take with respect thereto.

          (c) Borrower shall duly and timely observe and conform to all valid requirements or any governmental authority relative to the conduct of its business, its properties, or its asset. Borrower shall maintain and keep in full force and effect (1) all licenses and permits necessary to the proper conduct of its business, and (2) its existence in good standing as corporation.

          (d) Borrower  shall keep proper books of records and accounts in which
     full,   true,  and  correct  entries  will  be  made  of  all  dealings  or transactions relating to its business and activities.

          (e) Borrower shall (1) file all applicable federal, state, and local tax returns or other statements required to be filed in connection with its business, including those for income taxes, sales taxes, property taxes, payroll taxes, payroll withholding amounts, FICA contributions, and similar items; (2) maintained appropriate reserves for the accrual of the same; and
     (3) paid when due all such taxes, or sums or assessments made in connection therewith. Provided, however, that (until distraint, foreclosure, sale, or similar proceedings have been commenced) nothing herein will require Borrower to pay any sum or assessment, the validity of which is being contested in good faith by proceedings diligently pursued and as to which adequate reserves have been made.

          (f) Borrower shall permit any person designated in writing by Lender to visit and inspect any of the corporate books and financial records of Borrower and to discuss its affairs and finances with its principal officers, all at such reasonable times and as often as Lender may in good faith request, subject to any reasonable conditions imposed by Borrower.

          (g) Borrower will materially comply with all applicable provisions of ERISA and, promptly after the filing or receiving thereof, will provide copies of all reports and notices which Borrower or any ERISA Affiliate files with or receives from the PBGC or the U.S. Department of Labor under ERISA. As soon as possible, and in any event within thirty (30) days after the Borrower or any ERISA Affiliate knows or has reason to know that any reportable event or Prohibited Transaction has occurred with respect to any Plan or the PBGC, or Borrower or an ERISA Affiliate has instituted or will institute a proceeding under Title IV of ERISA to terminate any Plan, Borrower will deliver to Lender a certificate of the Chief Financial Officer of Borrower setting forth details as to such reportable event, Prohibited Transaction or planned termination and the action that Borrower proposes to take with respect thereto.

          (h) Borrower shall, on a consolidated basis, at all times maintain the following financial covenants and ratios:

               (i)  Borrower  shall  maintain  a Net  Worth  of  not  less  than
          $20,000,000. As used herein, "Net Worth" means Borrower's total tangible and intangible assets less Total Debt; and "Total Debt" means all of Borrower's liabilities, including debt which has been subordinated to this Loan in a manner approved by Lender on a case-by-case basis. Compliance with the foregoing covenant shall be tested at the end of each fiscal quarter.

               (ii) Borrower shall maintain a ratio of Operating Cash Flow to Fixed Charges of not less than 1.25 5o 1.00. As used herein, "Operating Cash Flow" means net income after taxes and exclusive of extraordinary gains and losses, gains on the sale of fixed assets, and other extraordinary income, plus depreciation, amortization, interest expense, and lease expense, less dividends and distributions; and "Fixed Charges " means the sum of interest expense, lease expense, current maturities of long-term debt, and current maturities of capital leases (all calculated for the preceding 12-month period). Compliance with the foregoing ratio shall be tested at the end of each fiscal quarter for the preceding 12-month period.

          (f) Borrower shall maintain a ratio of Total Liabilities less outstanding balances on revolving credit lines relating to mortgage operations to Net Worth of not more than 6.50 to 1. As used herein, "Total Liabilities" means all liabilities of Borrower, and Net Worth shall have the meaning in clause (i) above. Compliance with the foregoing ratio shall be tested at the end of each fiscal quarter.

7. In addition to the foregoing, Guarantor shall be required to maintain the following ratio and covenant:

               (i) Guarantor shall maintain a ratio of Total Adjusted Capital to Required Risk Based Capital of not less than 3 to 1 (i.e. 300%). As used herein, "Total Adjusted Capital" shall have the meaning given thereto by statutory accounting principles applicable to insurance companies. Compliance with the foregoing ratio shall be tested at the end of each fiscal year.

               (ii) Guarantor shall maintain a Net Change in Capital Surplus of not less than 5%. As used herein, "Net Change in Capital Surplus" shall have the meaning given thereto by statutory accounting principles applicable to insurance companies. Compliance with the foregoing covenant shall be tested annually at the end of each fiscal year.

     12. Negative Covenants. So long as any of the Obligation remains unpaid, Borrower covenants that, except with the prior written consent of Lender, it will not do any of the following:

          (a) Borrower shall not enter into any transaction of merger or consolidation, or acquire all or substantially all of the assets or business of a person or other legal entity without the prior written consent of Lender.

          (b) Borrower shall not create or permit to exist any lien, claim, or encumbrance on the Collateral or any part thereof, except as granted to Lender. Borrower shall not do or refrain from doing any act which may in any manner adversely affect Lender's interest in the Collateral or diminish the value thereof.

          (c) Borrower will not at any time permit any Plan maintained by it to engage in any Prohibited Transaction; incur any "accumulated funding deficiency" as such term is defined in ERISA; or terminate any such Plan in a manner which could result in the imposition of a lien on any property of Borrower pursuant to ERISA.

     13. Covenants as to the Pledged Stock So long as any of the Obligation remains unpaid, Borrower covenants and agrees as follows:

          (a) Perfection. Concurrently with the execution and delivery of this Agreement, Borrower shall (i) deliver to Lender ---------- all certificates representing the Pledged Stock, accompanied by undated stock powers duly executed in blank and medallion guaranteed, and (ii) take all such other actions as shall be necessary or as Lender may reasonably request to perfect and establish the priority of the lien in the Collateral granted by this Agreement. Notwithstanding the generality of the foregoing, and in addition to the Lender's physical possession of any certificates as provided for herein, Borrower hereby expressly consents (x) to the filing of any UCC-1 financing statement by Lender in any jurisdiction Lender deems necessary or appropriate, or (y) the delivery to SNLIC or any other third party of any notice or correspondence deemed appropriate by Lender in order to perfect the priority of the liens granted by this Agreement.

          (b) Preservation and Protection of Security Interests. Borrower shall:

               (i) upon the acquisition after the date hereof by Borrower of any Collateral, promptly either (x) transfer and deliver to Lender all such Collateral (together with the certificates (if any) representing such Collateral duly endorsed in blank or accompanied by updates stock powers duly executed in blank), or (y) take such other action as Lender shall reasonably deem necessary or appropriate to perfect, and establish the priority of, the lien granted by this Agreement in such Collateral; and


               (ii) give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all governmental approvals and take any and all steps that may be necessary or as Lender may reasonably request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the lien granted by this Agreement or to enable Lender to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to such lien.

          (c) Grant of Proxy; Appointment of Lender as Attorney-in-Fact.

               (i) Borrower hereby grants to Lender a proxy to vote all shares of the Pledged Stock, so long as an Event of Default has occurred and is continuing. Such proxy, being coupled with an interest, is irrevocable until the earlier of (x) the date when the Event of Default shall cease to exist, or (y) that date on which all of the Obligation has been indefeasibly paid in full.


               (ii) So long as an Event of Default has occurred and is continuing, Borrower hereby appoints Lender and any designee of Lender as Borrower's attorney-in-fact and authorizes Lender or such designee, at Borrower's sole expense, to exercise at any time in Lender's or such designee's discretion all or any of the following powers (such power of attorney, being coupled with an interest, being irrevocable until all of the Obligation has been indefeasibly paid in full); (A) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral; (B) to receive, endorse and collect any drafts, instruments, documents and chattel paper in connection with clause (A) above; (C) to file any claims or take any action or proceeding that Lender may deem necessary or advisable for the collection of all or any part of the Collateral; (D) to execute, in connection with any sale or disposition of the Collateral permitted hereunder, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral; (E) to enter and remain upon the premises of Borrower and take possession of all or any part of the Collateral, with or without judicial process; (F) to use the materials, services, and books and records of Borrower for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction, or otherwise; (G) to remove the same to the premises of Lender or any designated agent for such time as Lender may desire in order effectively collect or liquidated the Collateral; and (H) to exercise
          (1) all voting, consensual, and other rights and powers pertaining to the Collateral (whether or not transferred into the name of Lender), at any meeting of shareholders, exchange, subscription, and any other rights, privileges, or options pertaining to the Collateral as if it were the absolute owner thereof.

          (d)    Special    Provisions    Relating    to    Stock    Collateral.

               (i) So long as no Event of Default shall have occurred and be continuing, Borrower shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the stock
          Collateral for all purposes, provided that Borrower agrees that it will not vote the stock Collateral in any manner that is inconsistent with any covenant by it in this Agreement or any other Loan Document. Lender shall, at Borrower's expense, execute and deliver to Borrower, or cause to be executed and delivered to Borrower, all such proxies, powers of attorney, dividend and other orders and other instruments, without recourse, as Borrower may reasonably request for the purpose of enabling Borrower to exercise the rights and powers which it is entitled to exercise in this Paragraph 13(d)(i).

               (ii) If any Event of Default shall have occurred and be continuing, and whether or not Lender exercises any available right to declare the Obligations or any part thereof due and payable or seeks or pursues any other right, remedy, power or privilege available to it under applicable law, this Agreement, the Promissory Note, or the other Loan Documents, Lender shall be entitled to vote the proxy granted to it pursuant to Paragraph 13 (c)(i).

               (iii) Borrower shall be entitled to receive and retain any interest, income, cash dividends, cash distributions and other amounts paid or payable in respect of any Collateral (including stock Collateral); providing, however, that, if an Event of Default shall have occurred and be continuing, and whether or not Lender exercises any available right to declare the Obligation due and payable or seeks or pursues any other right, remedy, power or privilege available to it under applicable law, this Agreement or the other Loan Documents, all interest, dividends, distributions, and other amounts paid or payable in respect of the Collateral shall be paid directly to Lender and be retained by Lender as part of the Collateral (except to the extent applied upon receipt to the payment of the Obligation). Upon the occurrence and during the continuation of an Event of Default, Lender shall also be entitled to receive directly: (A) all interest, income, dividends, distributions, or other amounts paid or payable in cash or other property in respect of any Collateral in connection with the dissolution, liquidation, recapitalization or reclassification or the capital of SNLIC to the extent representing (in the reasonable judgment of Lender) an extraordinary, liquidating, or other distribution in return of capital; (B) all additional membership interests, warrants, options, or other securities or property (other than cash) paid or payable or distributed or distributable in respect of any Collateral in connection with any noncash dividend, distribution, return of capital, spin-off, stock split, split-up, reclassification, combination of shares or interests or similar arrangement; and (C) without affecting any restrictions against such actions otherwise contained herein, all additional membership interests, warrants, options, or other securities or property (including cash) paid or payable or distributed or distributable in respect of any Collateral in connection with any consolidation, merger, exchange of securities, liquidation, or other reorganization. All interest, income, dividends, distributions, or other amounts that are received by Borrower in violation of provisions hereof shall be received in trust for the benefit of Lender, shall be segregated from other property or funds of Borrower, and shall be forthwith delivered to Lender as Collateral in the same form as so received (with any necessary endorsements).

               (iv) Borrower shall cause SNLIC to not issue any additional capital stock, or enter into any agreement for the issuance of additional capital stock, or to grant an option, warrant, or other right to acquire any of the capital stock, and Borrower shall vote against any such proposal.

     14. Events of Default. The occurrence of any of the following events or conditions shall constitute an "Event of Default" hereunder:


          (a) Borrower fails to make any payment of principal or interest on the Promissory Note or under this Agreement within ten (10) days after the same becomes due.

          (b) Any representation or warranty made by Borrower in this Agreement or the Promissory Note, or in any certificate, financial statement, or other statement furnished by Borrower to Lender, is untrue in any material respect at the time when made.

          (c) Borrower defaults in the observance or performance of any other covenant or agreement contained in this Agreement, other than a default constituting a separate and distinct Event of Default under this Paragraph 14,and such default continues unremedied for a period of twenty (20) days after notice thereof is given to Borrower.

          (d) Borrower defaults in the observance or performance of any other covenant or agreement contained in any other Loan Document or other document or agreement made and given in connection with this Agreement, other than a default constituting a separate and distinct Event of Default under this Paragraph 14, and the continuance of the same unremedied for a period of thirty (30) days after notice thereof is given to Borrower.

          (e) Any of the Loan Documents or other instrument executed and delivered in connection herewith for any reason ceases to be valid or in full force and effect or the validity or enforceability of which is challenged or disputed by any signer thereof, other than Lender.

          (f) Borrower defaults in the payment of principal or interest on any other obligation for borrowed money other than hereunder, or defaults in the payment of the deferred purchase price of property beyond the period of grace, if any, provided with respect thereto, or defaults in the performance or observance of any obligation or in any agreement relating thereto, if the effect of such default is to cause or permit the holder or holders of such obligation (or trustee on behalf of such holder or holders) to cause such obligation to become due prior to the stated maturity.

          (g) Borrower or Guarantor files a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

          (h) An involuntary petition is filed against Borrower or Guarantor in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

          (i) All or any substantial part of the property of Borrower or Guarantor shall be condemned, seized, or otherwise appropriated, or custody or control of such property is assumed by any governmental agency or any court of competent jurisdiction, and is retained for a period of thirty
     (30) days.

          (j) Guarantor shall default in any term, condition, of covenant contained in the Guaranty or in any other agreement or undertaking it may now or hereafter have with Lender.

          (k) Lender otherwise in good faith deems itself to be insecure, or the value of the Collateral to have significantly declined from the date hereof, or the prospect of timely payment or performance to be impaired, provided, however, Lender shall have given Borrower written notice of the grounds thereof, and Borrower shall have failed to correct such matter or given Lender other assurance satisfactory to Lender within twenty (20) days thereof.

15.      Remedies

          (a) Upon the occurrence of an Event of Default, Lender may accelerate the entire unpaid principal balance of the Promissory Note, together with accrued interest thereon, and declare the same to be immediately due and payable without presentment, demand, protest, or other notice of any kind. Without waiving any right or remedy available to it, Lender may proceed against Borrower, Guarantor, or any Collateral simultaneously or in any order it chooses. To the fullest extent permitted by law, Borrower waives any rights to presentment, demand, protest, or notice of any kind in connection with this Agreement, the Promissory Note, or the other Loan Documents. No failure or delay on the part of Lender in exercising any right, power, or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (b) The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided at law or in equity. Without limiting the foregoing, upon the occurrence and during the continuation of an Event of Default, Lender shall have the right in Lender's sole and absolute discretion to determine which rights, security, liens, or remedies Lender shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of Lender's rights hereunder or the Obligation, and Lender, among its other rights and remedies, shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Utah (as amended, the "UCC"). Without in any way limiting the generality of the foregoing, Lender may, upon the --- occurrence and during the continuation of an Event of
     Default: (A) subject to compliance with the terms of Section 70A-9a-609 of the UCC, cause the Collateral to be transferred to Lender's name or in the name of a nominee and, thereafter, exercise all of the rights, powers, and remedies of an owner thereof; and (B) sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in on or more lots or parcels, subject to applicable federal and state securities laws, at public or private sale, at any of the Lender's offices or elsewhere, for cash, upon credit, or for future delivery, at such time or times and at such price or prices and upon such other terms as Lender may deem satisfactory. If any of the Collateral is sold by Lender upon credit or for future delivery, Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Lender may resell such Collateral. In no event shall Borrower be credited with any part of the proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by Lender. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of any kind whatsoever, including any equity or right of redemption of Borrower, and Borrower expressly waives, to the fullest extent permitted by applicable law, all rights of redemption, stay or appraisal, and all rights to require Lender to marshal any assets in favor of Borrower or any other person or against or in payment of any or all of the Obligation, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement, or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by Borrower, shall be required in connection with any sale or other disposition of all or any part of the Collateral. If any notice of a proposed sale or other disposition of all or any part of the Collateral shall be required under applicable law, Lender shall give Borrower at least ten (10) days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice Borrower agrees is commercially reasonable. Lender shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, Lender may purchase all or any of the Collateral being sold, free from any equity, right of redemption, or other claim or demand, and may make payment therefore by endorsement and application (without recourse) of the Obligation in lieu of cash as a credit on account of the purchase price for such Collateral. If, following the occurrence and during the continuation of an Event of Default, Lender seeks to take possession of any or all of the Collateral by judicial process, Borrower hereby irrevocably waives: (x) any bond and any surety or security relating thereto by any statute, court rule or otherwise as an incident to such possession; (y) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (z) any requirement that Lender retain possession of and not dispose of any such Collateral until after trial or final judgment. The enumeration of the rights and remedies of Lender in this Paragraph 15 is not intended to be exhaustive and the exercise of any such rights or remedies shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative.

          (c ) Lender shall incur no liability as a result of the sale, lease, or other disposition of all or any part of the Collateral at any private sale pursuant to this Paragraph 15 conducted in a commercially reasonable manner. Borrower hereby waives any claims against Lender arising by reason of the fact that the price at which all or any portion of the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligation, even if Lender accepts the first offer received and does not offer such Collateral to ore than one offeree, provided that such sale is in all other respects conducted in a commercially reasonable manner.

          (d) Borrower recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state or foreign securities laws, Lender may be compelled, with respect to any sale of all or any portion of the Collateral to limit purchasers to those who will agree, among other things, to acquire the Collateral (or any portion thereof) for their own account, for investment, and not with a view to distribution or sale. Borrower acknowledges that any such private sale may be at prices and on terms less favorable to Lender than those obtained through a public sale without such restrictions, and, notwithstanding such circumstances, aggress that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to engage in public sales. Borrower further acknowledges that SNLIC is under no legal or contractual obligation to register any of the Collateral under the Securities Act.

          (e) Subject to the provisions of the Promissory Note, the proceeds from any sale or other disposition of Collateral by Lender shall first be applied to any costs and expenses incurred by Lender, or any of its agents or representatives (i) in securing possession thereof or in storing, repairing, and finishing same for sale, or (ii) in connection with any sale thereof, with the balance, if any, of such proceeds to be applied toward the payment of the Obligation in any manner deemed appropriate by Lender Party in its sole and absolute discretion. Application of the net proceeds as to any particular portion of the Obligation or as to principal or interest shall be in the Lender's sole and absolute discretion, notwithstanding any contrary instructions which Lender may have received or receive from any other person. Any deficiency will be paid to Lender forthwith upon demand. Any surplus will be paid by Lender, subject to the claims of third persons, to Borrower.

          (f) Borrower agrees to pay all costs and expenses incurred by Lender by reason of the default, including court costs and reasonable attorney's fees whether incurred prior to, during, or subsequent to any bankruptcy, reorganization, receivership, liquidation, legal, judicial, appellate, or other proceeding involving Borrower or any of its assets.

     16. Notices. Unless otherwise specifically provided herein, all notices required to be given shall be in writing addressed to the respective party as set forth below and shall be either personally served, sent by overnight courier service, or sent by registered or certified United States mail, return receipt requested. Such notices shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by overnight courier, on the first business day after depositing the same with the overnight courier; or (c) if by United States mail, on the first date that delivery was attempted or three (3) business days after depositing in the United States mail, postage prepaid and properly addressed, whichever first occurs. Notices shall be addressed as follows:

        If to Lender:             KeyBank National Association
                                  Attn:  Commercial Loan Dept.
                                  KeyBank Tower, Suite 2007
                                  50 South Main Street
                                  Salt Lake City, Utah 84144

        If to Borrower:           Security National Financial Corporation
                                  Attn:  President
                                  5300 South 360 West. Suite 310
                                  Salt Lake City, Utah 84123

     or to such other address as the party to whom such notice is intended shall have previously designated by written notice to the serving party.

     17. General Provisions. All representations and warranties made in this Agreement, the Promissory Note, any other Loan Document, and in any certificate delivered pursuant thereto shall survive the execution and delivery of this Agreement and the making of the Loan hereunder. This Agreement will be binding upon and inure to the benefit of Borrower and Lender, their respective successors and assigns, except that Borrower may not assign or transfer its rights or delegate its duties hereunder without the prior written consent of Lender. This Agreement, the Promissory Note, the other Loan Documents, and all documents and instruments associated herewith will be governed by and construed and interpreted in accordance with the laws of the State of Utah. Time is of the essence hereof. Lender may set off against any debt or account it owns Borrower, now existing or hereafter arising, in accordance with its rules and regulations governing deposit accounts then in existence, and for such purposes is hereby granted a security interest in all such accounts.

     18. Waiver of Jury Trial. BORROWER AND LENDER EACH WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     19. Entire Agreement. This Agreement, together with the Promissory Note and the other Loan Documents, constitutes the entire understanding and agreement of the Parties with respect to the general subject matter hereof; supersede all prior negotiations and agreements with respect thereto; and may not be contradicted by evidence of any alleged oral agreement. This Agreement, the Promissory Note, and the other Loan Documents may not be amended, modified, or rescinded in any manner except by a written agreement signed by Lender which clearly and unequivocally expresses an intent to amend, modify, or rescind the same.

    EXECUTED on the day and year first written above.

                                            SECURITY NATIONAL FINANCIAL
                                            CORPORATION, a Utah corporation





                                            By:  s/s  Scott M. Quist
                                                      President




                                            KEYBANK NATIONAL ASSOCIATION
                                            A national banking association




                                            By:  s/s Roger L. Ford
                                                     Vice President